UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 24, 2003



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------


           DELAWARE                         0-18121                   36-3664868
(State or other jurisdiction of      (Commission File Number)      (I.R.S. Employer
       Incorporation)                                            Identification No.)

  55TH STREET & HOLMES AVENUE                                          60514
   CLARENDON HILLS, ILLINOIS                                         (Zip Code)
(Address of principal executive
           offices)


        Registrant's telephone number, including area code (630) 325-7300



                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)


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ITEM 5.  OTHER EVENTS.
         ------------

         On October 24, 2003, MAF Bancorp, Inc. (the "Company") announced jointly with St. Francis Capital Corporation that they have received all required regulatory approvals in connection with the Company's pending acquisition of St. Francis. The Company has scheduled a November 25, 2003 special shareholders' meeting to approve the transaction. St. Francis has scheduled their special shareholders' meeting for November 26, 2003. The parties expect to close the transaction shortly after receipt of the necessary shareholder approvals and satisfaction of other customary closing conditions. A copy of the press release relating to the announcement is attached as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.
            --------

Exhibit 99.1      Press release dated October 24, 2003


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MAF BANCORP, INC.


                                               By:  /s/ Jerry A. Weberling
                                                    ----------------------------
                                                    Jerry A. Weberling
                                                    Executive Vice President and
                                                      Chief Financial Officer

Date:  October 24, 2003

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

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

Exhibit 99.1    Press release dated October 24, 2003.

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